UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 10th, 2010

STELLAR RESOURCES, LTD.
(Exact name of registrant as specified in its charter)

Nevada	0-51400	98-0373867
(State or jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

375 N. Stephanie Street, Suite 1411, Las Vegas, Nevada		89014
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  702-547-4614

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 . 14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240 . 13e-4(c))

Item 1.01 Other Events

June 8, 2010, - Stellar Resources, Ltd. (the “Company”) announced that the Company has met the requirements of the British Columbia Securities Commission as a reporting issuer in the Province of British Columbia. All of the Company's filing are now available on SEDAR as well as EDGAR.

In order to meet these requirements the company has approved the adoption of a new Audit Committee Charter and Corporate Governance Practices as detailed below and further set forth in Schedule “A”.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release.

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 10th  day of June, 2010.

STELLAR RESOURCES, LTD.

By:          /s/ Ray Jefferd, President,
Chief Executive Officer
a member of the Board of Directors

By:          /s/ Luigi Rispoli
Chief Financial Officer
a member of the Board of Directors